Exhibit 23.2






               Consent of Independent Accountants


We hereby consent to incorporation by reference in this Registration Statement on Form S-8 USBANCORP, Inc. of our report dated February 12, 1992 appearing on page 34 of USBANCORP, Inc.'s
Annual Report and Form 10-K for the year ended December 31, 1993.




/s/ Price Waterhouse LLP


Price Waterhouse LLP
August 18, 1994